TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY NY

An Individual Flexible Premium Deferred Index-Linked Annuity Policy

Issued through

Transamerica Financial Life Insurance Company

Updating Summary Prospectus

May 1, 2025

This Updating Summary Prospectus summarizes certain key features of the Transamerica Structured Index Advantage® Annuity (the “Policy”). The Updating Summary Prospectus also provides a summary of Policy features that have changed.

The prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the prospectus and other information about the Policy online at transamerica.com/individual/annuities/registered-index-linked-annuities. You can also obtain this information at no cost by calling (800)525-6205, or You can also request this information from Your registered representative.

Additional information about certain investment products, including index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If You’d like this option, give us a call at (800)525-6205, Monday through Thursday 8 - 6:30, or Friday 8 - 5:30 ET.

Your election to receive reports in paper will apply to all Index Account Options available under Your Policy.

SPECIAL TERMS

Account – An Index Account, the Fixed Account, the Fixed Holding Account, or the Performance Lock Account.

Administrative Office – Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800) 525-6205.

Allocation Account – An Index Account Option or the Fixed Account Option.

Allocation Anniversary – Each twelve-month anniversary of the Crediting Period start date of an Index Account Option. The number of Allocation Anniversaries is equal to the length of the Crediting Period in years.

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For a 1-year Crediting Period, there would be only one Allocation Anniversary. For example, if you begin a 1-year Crediting Period for an Index Account Option on January 1, 2025, the only Allocation Anniversary would be January 1, 2026.

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For a 2-year Crediting Period, there would be two Allocation Anniversaries. For example, if you begin a 2-year Crediting Period for an Index Account Option on January 1, 2025, the Allocation Anniversaries would be January 1 of 2026 and 2027.

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For a 6-year Crediting Period, there would be six Allocation Anniversaries. For example, if you begin a 6-year Crediting Period for an Index Account Option on January 1, 2025, the Allocation Anniversaries would be January 1 of 2026, 2027, 2028, 2029, 2030, and 2031.

Annuitant – The person on whose life any annuity payments involving life contingencies will be based.

Buffer – The Downside Protection Type for the available Index Account Options. If you select an Index Account Option, your investment will incur loss at the end of the Crediting Period for negative Index performance beyond the Buffer Rate. If the negative Index performance does not go beyond the Buffer Rate, you will not incur loss as a result of that negative Index performance. For example, if you select an Index Account Option with a Buffer Rate of 10%, and at the end of the Crediting Period the Index Change is -5%, your Index Credit Rate would be 0% (i.e., no loss due to negative Index performance). If the Index Change were -15%, your Index Credit Rate would be -5% and you would incur loss.

Buffer Rate – A percentage used to calculate the Index Credit Rate for an Index Account Option when the Index Change is negative.

Business Day – Any day when the New York Stock Exchange is open for regular trading.

Cap – A Growth Opportunity Type. If you select an Index Account Option with Cap, you will participate in positive Index performance at the end of the Crediting Period up to the Cap Rate, but no positive Index performance beyond the Cap Rate. For instance, if you select an Index Account Option with a Cap Rate of 10%, and at the end of the Crediting Period the Index Change is 5%, your Index Credit Rate (i.e., your Index rate of return) would be +5%. If the Index Change were 15%, your Index Credit Rate would be limited to +10%.

Cap Rate – For an Index Account Option with Cap, the percentage used to calculate the Index Credit Rate if the Index Change is positive.

Company (we, us, our) – Transamerica Financial Life Insurance Company.

Crediting Period – The duration of an Allocation Account’s investment term, expressed in years. The Crediting Period is also the period of time during which the performance of an Index Account Option is linked to the performance of an Index.

Death Benefit – Upon the death of the Annuitant or Owner during the accumulation phase, an amount payable equal to the Policy Value.

Downside Protection Type – A feature of an Index Account Option that provides limited protection from negative Index performance. (Buffer is the only Downside Protection Type that We are currently offering as part of the Index Account Options.)

Fixed Account – The fixed interest account supporting the Fixed Account Option and the Performance Lock Account.

Fixed Account Option – The fixed interest investment option under the Policy.

Fixed Holding Account – The interest-bearing account generally in which Premium Payments are held until allocated to an Allocation Account.

Good Order – The receipt by the Company, at our Administrative Office, of all information, documentation, instructions, and/or Premium Payment deemed necessary by the Company to issue the Policy or execute any transaction pursuant to the terms of the Policy.

Growth Opportunity Type – A feature of an Index Account Option that determines how and the extent to which an Index Account Option will participate in positive Index performance. (Cap is the only Growth Opportunity Types that we are currently offering as part of the Index Account Options.)

Index – The market index or exchange-traded fund to which an Index Account Option may be linked.

Index Account / Index Account Option – An index-linked investment option under the Policy.

Index Account Option Value – The value of your investment in an Index Account Option at the end of a Crediting Period.

Index Base – The portion of the Policy Value allocated to an Index Account Option, less the sum of any reductions for Withdrawals or fees and charges deducted from the Index Account Option since inception of a Crediting Period.

Index Change – The net percentage change in the Index Value between the first day of a Crediting Period and the last day of the Crediting Period.

Index Credit – A dollar amount of gain or loss reflected in your Index Account Option Value at the end of a Crediting Period. Index Credit may be positive, negative, or equal to zero.

Index Credit Rate – A percentage gain or loss used to calculate your Index Account Option Value at the end of a Crediting Period. The Index Credit Rate may be positive, negative, or equal to zero.

Index Value – The value of an Index at the end of a day. When the Index is a market index, the Index Value at the end of a day is the closing value of the Index for that day. When the Index is an exchange-traded fund, the Index Value at the end of a day is the closing share price of the fund for that day on the fund’s primary stock exchange. The Index Value on any day that is not a Business Day is the value of the Index at the end of the next Business Day. The Company relies on the Index Values reported by a third-party. If for any reason, the Index Value for a Business Day is not provided to the Company, the Index Value for that Business Day will be the most recently provided Index Value.

Initial Index Value – The Index Value on the first day of a Crediting Period.

Interim Value – The value of an Index Account Option on any Business Day during the Crediting Period, except the first and last day of the Crediting Period, used to determine the value of that Index Account for Withdrawals, Surrender, annuitization, and the Death Benefit and to pay fees and charges. If you exercise Performance Lock, the “locked-in” gain or loss will be the Interim Value (less any other applicable charges) as of the Performance Lock Date. The Interim Value for a Business Day is calculated at the end of that Business Day.

Owner (you, your) – The person who may exercise all rights and privileges under the Policy, including the Owner and any joint Owner.

Performance Lock – A feature that may be exercised for any Index Account Option on any Business Day between the first and last day of the Crediting Period. If you exercise the Performance Lock feature, your Interim Value as of the Performance Lock Date (less any other applicable charges) will be “locked-in.” You will no longer participate in any Index performance (positive or negative) for that Index Account Option, and no Index Credit will be applied at the end of the Crediting Period for that Index Account Option.

You may exercise Performance Lock for one, some, or all of your Index Account Options. If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may decide not to exercise Performance Lock at all.

Performance Lock Account – An interest-bearing account to which your locked-in Interim Value (less any other applicable charges) will be transferred upon exercising Performance Lock for an Index Account Option. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar-for-dollar basis for any fees, charges, or Withdrawals deducted from the Performance Lock Account. The Performance Lock Account is part of our Fixed Account. If you exercise Performance Lock multiple times (for different Index Account Options or different Crediting Periods for the same Index Account Option) within a one-year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock.

Performance Lock Date – If you exercise the Performance Lock feature for an Index Account Option, the date as of which your Interim Value for that Index Account Option (less any other applicable charges) is locked-in.

Policy – The Transamerica Structured Index Advantage® Annuity NY.

Policy Anniversary – The anniversary of the Policy Date for each year the Policy remains in force. If a certain date does not exist in a given month, the first day of the following month will be used.

Policy Value – The amount that represents the value of your investment in the Accounts.

Premium Payment – An amount paid to us by or on behalf of an Owner, as consideration for the benefits provided under the Policy.

Surrender – A full Withdrawal of cash value and termination of the Policy.

Withdrawal – A Withdrawal of cash value from the Policy that is less than a Surrender. Any Withdrawal that you request includes: one-time Withdrawals, automatic Withdrawals under the systematic payout option, Withdrawals taken to satisfy minimum required distributions under the Internal Revenue Code, Withdrawals of the surrender charge-free amount (a surrender charge-free Withdrawal), Withdrawals under the Nursing Care and Terminal Condition Waiver.

SUMMARY OF POLICY FEATURES THAT HAVE CHANGED

The information in this Updating Summary Prospectus is a summary of certain Policy features that have changed since the last current Prospectus. This may not reflect all of the changes that have occurred since You entered into Your Policy.

•	For changes in Index Account Options and features please refer to the Appendix A – Investment Options Available Under the Policy.

•	For updated Contract expense information please refer to Important Information You Should Consider About This Policy

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?

Yes.

Surrender Charges. If you Surrender or withdraw money from the Policy during the first six years after your purchase the Policy or make an additional Premium Payment, you may be assessed a surrender charge of up to 8% (as a percentage of Premium Payments Surrendered or withdrawn). For example, if you were to make an early Withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 investment. This loss will be greater if there are negative Interim Value adjustments, taxes, or tax penalties.

Interim Value Adjustments. If all or a portion of your Policy Value is removed from an Index Account Option before the end of its Crediting Period, an Interim Value adjustment will apply, which may be negative. In extreme circumstances, it is possible to lose up to 100% of your investment in an Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). For example, if you allocated $100,000 to an Index Account Option with 2-year Crediting Period and make a Withdrawal before the 2 years have ended, you could lose up to $100,000 due to a negative Interim Value adjustment. This loss will be greater if you also have to pay surrender charges, taxes, or tax penalties.

An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any Withdrawal; (iii) the Policy is annuitized; (iv) the Death Benefit is calculated; or (v) you exercise the Performance Lock feature.

FEE TABLE EXPENSES AND ADJUSTMENTS – SURRENDER CHARGES INTERIMVALUE ADJUSTMENT
Are There Transaction Charges?	Yes. In addition to surrender charges and Interim Value adjustments, you may also be assessed a fee for requesting special services (e.g., overnight delivery).			FEE TABLE EXPENSES AND ADJUSTMENTS – SPECIAL SERVICE FEES
Are There Ongoing Fees and Expenses?

Yes. There is an implicit ongoing fee on the Index Account Options to the extent that your participation in Index gains is limited by a Cap Rate. This means that your returns may be lower than the Index’s returns. In exchange for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

The table below describes the fees and expenses that you may pay each year, depending on the Allocation Accounts and optional benefits you choose. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.

FEE TABLE EXPENSES AND ADJUSTMENTS APPENDIX A:INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

	Annual Fee	Minimum	Maximum

	Base Contract	0.00%[1]	2.00%[2]
	Optional benefits available for an additional charge (for a single optional benefit, elected)	0.00%	0.00%

[1]   Reflects the current annual service charge. The current annual service charge is $0 or 0%.

[2]   Includes a 2% service charge. The maximum annual service charge is the lesser of $50 or 2% (as a percentage of your Policy Value as of your Policy Anniversary, before the deduction of any fees or charges). The current annual service charge is $0 or 0%.

Because your Policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Policy, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take Withdrawals from the Policy, which could add surrender charges and negative Interim Value adjustments that substantially increase costs.

	Lowest Annual Cost $0	Highest Annual Cost $0
Assumes: ● Investment of $100,000 in an Index Account Option ● 5% annual appreciation ● No sales charges ● No additional Premium Payments, transfers, or Withdrawals

Assumes:

●   Investment of $100,000 in an Index Account Option

●   5% annual appreciation

●   No sales charges

●   No additional Premium Payments, transfers, or Withdrawals

●   No Interim Value Adjustment is applied

●   No Periodic Charges deducted from Index linked Options

●   No Index Account Option has changed

	RISKS		Location in Prospectus
Is There a Risk of Loss From Poor Performance?

Yes.

●   You can lose money by investing in this Policy, including the loss of principal.

●   Each available Index Account Option has a Buffer downside feature that provides only limited protection against any negative Index rate of return that may be charged to your investment at the end of a Crediting Period.

●   At the end of a Crediting Period, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Policy, is 90% for an Index Account Option with a 10% Buffer Rate, 85% for an Index Account Option with a 15% Buffer Rate, or 80% for an Index Account Option with a 20% Buffer Rate

●   We will always offer an Index Account Option with a 10% Buffer Rate.

PRINCIPAL RISKS OF INVESTING IN THE POLICY
Is this a Short- Term Investment?

No.

●   This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

●   The Policy’s tax deferral and long-term income features are generally more beneficial to investors with a long-time horizon.

●   Amounts withdrawn from the Policy may result in surrender charges, taxes, and tax penalties. Withdrawals could result in significant reduction to Policy value, the Death Benefit and Policy benefits. In addition, withdrawing or otherwise removing amounts from an Index Account Option before the end of

PRINCIPAL RISKS OF INVESTING IN THE POLICY

its Crediting Period may result in a negative Interim Value adjustment and loss of positive Index performance.

●   Partial Withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of its Crediting Period will result in a proportionate reduction to your Index Base. The reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. Reductions to your Index Base will result in lower Interim Values for the remainder of the Crediting Period and less Index Credit (if any) at the end of the Crediting Period. The negative impact to your Policy Value may be significant.

●   At the end of a Crediting Period, Policy Value in the matured Allocation Account will be reinvested, transferred, withdrawn, or annuitized per your instructions. In the absence of such instructions, Policy Value in the matured Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period (with the Cap Rate or annual interest rate applicable to a new Crediting Period). If the matured Allocation Account is no longer available for investment, Policy Value in the matured Allocation Account will be automatically transferred to the Fixed Account Option with a 1-year Crediting Period by default.

What are the Risks Associated with the Investment Options?

●   An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Accounts available under the Policy.

●   Each Allocation Account, including each Index Account Option and the Fixed Account Option, has its own unique risks. You should review the available Allocation Accounts before making an investment decision.

●   The Cap Rate for an Index Account Option, as applicable, may limit positive Index returns (e.g., limited upside). This limit may result in you earning less than the Index’s return. For example:

o   If the Index Change is 12% and the Cap Rate is 4%, We will apply an Index Credit equal to +4% at the end of the Crediting Period.

●   The Buffer Rate for an Index Account Option will limit negative Index returns (e.g., limited protection in the case of market decline). For example, if the Index Change is -25% and the Buffer Rate is 10%, We will apply an Index Credit equal to -15% (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Crediting Period, meaning your contract value will decrease by 15%. You bear all loss that exceeds the buffer.

●   For each Index, Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities composing the Index. Certain Indexes also deduct fees and costs that will reduce Index performance. These factors will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

PRINCIPAL RISKS OF INVESTING IN THE POLICY
What are the Risks Related to the Insurance Company?	An investment in the Policy is subject to risks related to the Company. Any obligations (including under the Fixed Account and the Index Accounts), guarantees, or benefits under the Policy are subject to our claims-paying ability. If We experience financial distress, We may not be able to meet our obligations to you. More information about Transamerica Financial Life Insurance Company, including our financial strength ratings, is available by visiting transamerica.com or by calling toll-free (800) 525-6205.	PRINCIPAL RISKS OF INVESTING IN THE POLICY
	RESTRICTIONS	Location in Prospectus

Are There Restrictions on the Investment Options?

Yes. There may be restrictions that limit the Allocation Accounts you may choose, and there are limitations on the transfer of Policy Value among Allocation Accounts.

●   Transfers from an Allocation Account are permitted only at the end of the Allocation Account’s Crediting Period (or on the next Allocation Anniversary if you exercised Performance Lock).

●   The Fixed Account Option may not always be available for investment.

●   We reserve the right to add or remove Index Account Options. We guarantee that the following Index Account Option will always be available for investment (subject to our right of Index substitution): S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 5.00%). This may be the only Index Account Option that We offer in the future.

●   Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available. However, because We reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.

●   We may change the features of an Index Account Option from one Crediting Period to the next, including the Index and the current limit on Index gain (i.e., the Cap Rate, subject to minimum guarantees).

●   We reserve the right to substitute the Index for an Index Account Option during its Crediting Period.

●   We reserve the right to limit or refuse additional Premium Payments.

●   Certain Allocation Accounts may not be recommended by your financial intermediary.

PREMIUM PAYMENTS FIXED ACCOUNT OPTION INDEX ACCOUNT OPTIONS SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY
Are There any Restrictions on Policy Benefits?

Yes. There are restrictions and limitations relating to the benefits offered under the Policy (e.g., Death Benefits, Performance Lock).

●   Except as otherwise provided, Policy benefits may not be modified or terminated by the Company.

●   Exercising Performance Lock for an Index Account Option will result in an Interim Value adjustment, which may be negative and result in significant loss.

●   Withdrawals may significantly reduce the Death Benefit.

●   A benefit may not be recommended by your financial intermediary or be available in your state.

INDEX ACCOUNT OPTIONS – PERFORMANCE LOCK ACCESS TO YOUR MONEY BENEFITS AVAILABLE UNDER THE POLICY DEATH BENEFIT
	TAXES	Location in Prospectus
What are the Policy’s Tax Implications?

●   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

●   If you purchase the Policy as an individual retirement account (IRA) or through a tax qualified plan, you do not get any additional tax benefit.

●   You will generally not be taxed on increases in the value of your Policy until they are withdrawn. Earnings on your Policy are taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty if you take a Withdrawal before age 59 1⁄2.

TAX INFORMATION

	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?	Your investment professional may receive compensation for selling this Policy to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica Capital, LLC, is the principal underwriter and may share the revenue We earn on this Policy with your investment professional’s firm. In addition, We may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or for which the professional is compensated less.	DISTRIBUTION
Should I Exchange My Policy?	If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.	DISTRIBUTION

APPENDIX A

INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

The following is a list of Index Account Options currently available under the Policy. We may change the features of the Index Account Options listed below (including the Index and the current limits on Index gains), offer new Index Account Options, and terminate existing Index Account Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at transamerica.com/individual/annuities/registered-index-linked-annuities.

Note: If amounts are removed from an Index Account Option before the end of its Crediting Period, We will apply an Interim Value adjustment. This may result in a significant reduction in your Policy value that could exceed any protection from Index loss that would be in place if you waited until the end of the Crediting Period.

Index	Type of Index	Crediting Period	Current Limit on Index Loss (if held until end of Crediting Period)	Minimum Limit on Index Gain (for the life of the Index Account Option)
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Cap Rate: No lower than 5.00%
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 15%	Cap Rate: No lower than 4.50%
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 10%	Cap Rate: No lower than 10.00%
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 9.00%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Rate: No lower than 30.00%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 20%	Cap Rate: No lower than 24.00%

[1]

This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 5.00%) (subject to our right of Index substitution).

An Index Account Option with a 10% Buffer Rate will always be available under the Policy.

In the future, if We offer a new Index Account Option:

●	The lowest Cap Rate that may be established under the Policy is 3.00%.

We reserve the right to offer new Index Account Options with Downside Protection Types other than Buffer, and Growth Opportunity Types other than Cap in the future.

FIXED ACCOUNT OPTION

The following is the Fixed Account Option currently available under the Policy. We may change the features of the Fixed Account Option listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with Written Notice before doing so. If amounts are withdrawn from the Fixed Account Option before the end of the Surrender Charge period We will apply a Surrender Charge, this will result in a reduction in your Policy value which may be significant.

Name	Crediting Period	Minimum Guaranteed Interest Rate
Fixed Account Option	1-Year	1.00%[1]

1The guaranteed minimum effective annual interest rate will be established on the Policy Date and will be 1.00% or the guaranteed minimum interest rate required by state law, whichever is greater.

The Prospectus and Statement of Additional Information (SAI) include additional information. The Prospectus and SAI which have the same effective date as this summary prospectus are incorporated by reference as amended or supplemented. The Prospectus and SAI are available without charge upon request. For a free copy call us at (800)525-6205 or write us at:

Transamerica Financial Life Insurance Company

6400 C Street S.W.

Cedar Rapids, IA 52499

Reports and other information about the Insurance Company are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier No. is #[ ]